                                                                   EXHIBIT 10.1

           AMENDED SCHEDULE OF ALS NATIONAL, INC. MORTGAGES AND NOTES
   WHICH ARE SUBSTANTIALLY IN THE FORM OF KEY CAPITAL, INC. MORTGAGE AND NOTE
            ATTACHED AS EXHIBITS 10.2 AND 10.3 TO THE COMPANY'S FORM
                       10-Q FOR THE PERIOD ENDING 9/30/99

                                                                                                                          DATE OF
                                                                                                                          MORTGAGE
      MORTGAGOR                   FACILITY NAME                            LOCATION                  NOTE AMOUNT          AND NOTE
      ---------                   -------------                            --------                  -----------          --------

ALS National, Inc.     Alterra Clare Bridge of Galloway            Jimmie Leeds Road and Ash Ave.   $12,182,000       June 4, 1999
                       Township                                    Galloway, New Jersey 0821

                       and

                       Alterra Wynwood of Galloway Township

ALS National, Inc.     Alterra Clare Bridge of Portland            16655 NW Walker Road             $ 5,400,000     October 12, 1999
                       (Beaverton)                                 Beaverton, OR 97006-4163

ALS National, Inc.     Alterra Clare Bridge of Portland            Not Available                    $ 5,200,000     October 12, 1999
                       (Troutdale)

ALS National, Inc.     Alterra Clare Bridge Cottage of             10114 Sharpburg Pike             $ 6,080,000     October 12, 1999
                       Hagerstown                                  Hagerstown, MD 21740

                       and                                         And

                       Alterra Sterling House of Hagerstown        10116 Sharpburg Pike
                                                                   Hagerstown, MD 21740


ALS National, Inc.     Alterra Clare Bridge Cottage of Lakeland    605 Carpenters Way               $ 2,825,000     October 12, 1999
                                                                   Lakeland, FL 33809-3919

ALS National, Inc.     Alterra Clare Bridge of Fresno              7468 North Millbrook Avenue      $12,206,757       April 3, 2000
                                                                   Fresno, CA 93720
                       and

                       Alterra Crossings of Fresno

                                                                                                                          DATE OF
                                                                                                                          MORTGAGE
      MORTGAGOR                   FACILITY NAME                            LOCATION                  NOTE AMOUNT          AND NOTE
      ---------                   -------------                            --------                  -----------          --------

ALS National, Inc.     Alterra Clare Bridge Cottage of Monroe      1648 South Black Horse Pike        $5,630,873       April 3, 2000
                       Township                                    Monroe Township, NJ 08094

                       and

                       Alterra Sterling House of Monroe
                       Township

ALS National, Inc.     Alterra Clare Bridge Cottage of Lebanon     731 West Main Street               $4,945,000       April 3, 2000
                                                                   Lebanon, TN 37087
                       and

                       Alterra Sterling House of Lebanon

ALS National, Inc.     Alterra Clare Bridge of Bend                1099 NE Watt Way                   $4,717,454       April 3, 2000
                                                                   Bend, OR 97701

*The form of mortgages entered into for these properties were conformed to meet the requirements of applicable state law.


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